Proposed Merger<br/>between <br/>ClearPoint Business Resources, Inc.<br/>and <br/>Terra Nova Acquisition Corporation <br/><br/>Investor Presentation<br/>August 2006

Investor Presentation

The attached slide show was filed with the Securities and Exchange Commission on August 15, 2006 as part of the Form 8-K filed by Terra Nova Acquisition Corporation with the Securities and Exchange Commission on August 15, 2006 (“August 2006 8-K”). Terra Nova is holding presentations for certain of its stockholders, as well as other persons who might be interested in purchasing Terra Nova’s securities, regarding its merger with ClearPoint Business Resources, Inc., as described in the August 2006 8-K. The attached slide show, as well as the August 2006 8-K are being distributed to attendees of these presentations.

The attached slide show was filed with the Securities and Exchange Commission on August 15, 2006 as part of the Form 8-K filed by Terra Nova Acquisition Corporation with the Securities and Exchange Commission on August 15, 2006 (“August 2006 8-K”). Terra Nova is holding presentations for certain of its stockholders, as well as other persons who might be interested in purchasing Terra Nova’s securities, regarding its merger with ClearPoint Business Resources, Inc., as described in the August 2006 8-K. The attached slide show, as well as the August 2006 8-K are being distributed to attendees of these presentations.

EarlyBirdCapital, Inc. (“EBC”), the managing underwriter of Terra Nova’s initial public offering (“IPO”) consummated in April 2005, is assisting Terra Nova in these efforts without charge, other than the reimbursement of its out-of-pocket expenses. Terra Nova, its directors and executive officers and EBC may be deemed to be participants in the solicitation of proxies for the special meeting of Terra Nova’s stockholders to be held to approve the merger.

Safe Harbor Statement

This presentation may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 about Terra Nova, ClearPoint and their combined business after completion of the proposed acquisition. Forward-looking statements are statements that are not historical facts. Such forward-looking statements, based upon the current beliefs and expectations of Terra Nova’s and ClearPoint’s management, are subject to risks and uncertainties, which could cause actual results to differ from the forward-looking statements. The following factors, among others, could cause actual results to differ from those set forth in the forward-looking statements: business conditions; changing interpretations of generally accepted accounting principles; outcomes of government reviews; inquiries and investigations and related litigation; continued compliance with government regulations; legislation or regulatory environments; requirements or changes adversely affecting the businesses in which ClearPoint is engaged; fluctuations in customer demand; management of rapid growth; intensity of competition from other providers of workforce management services; general economic conditions; geopolitical events and regulatory changes; as well as other relevant risks detailed in Terra Nova’s filings with the Securities and Exchange Commission, including its reports on Form 10-QSB. The information set forth herein should be read in light of such risks. As well, ClearPoint financial information were prepared by ClearPoint as a private company, in accordance with U.S. generally accepted accounting principles, and may not conform to SEC Regulation S-X. Accordingly, such historical information may be adjusted and presented differently in Terra Nova’s proxy statement to solicit stockholder approval of the merger. Neither Terra Nova nor ClearPoint assumes any obligation to update the information contained in this presentation.

Investment Highlights

Strong historical growth with significant margin expansion

Strong historical growth with significant margin expansion

Founded August, 2001. In May, 2006, ranked #92 in Staffing Industry Report’s list of “Top U.S. Staffing Firms” (out of ~6,000 staffing companies)

History of strategic, accretive business and asset acquisitions

Proven ability to implement business development cycle

Favorable industry characteristics and demographics

Strong and experienced management team

ClearPoint Founders

Michael Traina, CEO

Michael Traina, CEO

Former CEO of Correctional Healthcare Solutions, Inc., a provider of healthcare to approximately 25,000 inmates in 55 correctional facilities in 14 states

Former President & CEO of Foster America, Inc., a provider of managed care services to the child welfare industry

Served as Director of Business Development for the Lomax Companies where he was responsible for evaluating venture capital investment opportunities, raising capital and advising portfolio companies in marketing and finance

Owned and managed Vicen, Inc., a privately-held direct marketing firm

M.B.A. from Darden School of Business (University of Virginia)

B.A. from Brown University

Chris Ferguson, Esq., President

Founded private equity investment firm, Optos Capital, LLC, in December of 2000. The Optos Capital portfolio includes investments in commercial real estate, a financial management company and ClearPoint

Founded The Florio Group, a private equity investment company, with former New Jersey Governor James Florio. Chris was responsible for evaluating financing opportunities and for performing due diligence

J.D. from Widener University School of Law

ClearPoint Senior Management Team

Michael Traina, Chief Executive Officer

Michael Traina, Chief Executive Officer

Chris Ferguson, President

Kurt Braun, Chief Financial Officer

Formerly with KPMG

More than 20 years of financial and operations experience

Experience with public companies

J. Todd Warner, Chief Operating Officer

More than 20 years of staffing industry experience

ClearPoint’s Differentiation Strategy

Defined Deliverable

High-Demand Workforce

Staffing Companies

Business Process Outsourcing Companies

ClearPoint Overview

- Ranked #92 in the *Staffing Industry Report's* May, 2006 list of "Top U.S. Staffing Firms" (out of ~6,000 staffing companies)
- Founded in 2001 and based in Chalfont, PA
  - Formerly known as Mercer Staffing until it changed its name in 2006
- 120 full-time employees and over 3,500 contract employees
- Operates 25 locations across the country
- No administrators in the field
- Approximately 600 active customers


Hayward
West Sacramento
Ontario
Las Vegas
Santa Fe Springs
San Diego
Denver
Phoenix
Oklahoma City
Austin
Dallas
Houston
Kalamazoo
Parkersburg
Union
Philadelphia
Baltimore
Richmond
Huntsville
Atlanta
Florence
Pensacola
Jacksonville
Orlando
West Palm Beach
State Where ClearPoint Does Business

7

ClearPoint Overview

The Company provides comprehensive workforce management solutions, including vendor management systems (“VMS”), outsourcing programs, staff augmentation, and placement and recruiting services

The Company provides comprehensive workforce management solutions, including vendor management systems (“VMS”), outsourcing programs, staff augmentation, and placement and recruiting services

ClearPoint focuses mainly in the following industries:

Transportation & Logistics

Engineering & Technical

Allied Health & Scientific

ClearPoint Business Development Cycle

- Candidate Marketing Program (>1,000 outgoing calls per day)
- Two-tiered sales strategy
  - Localized lead generation by candidate marketers
  - Senior management consultative selling to regional and national prospects
- Flexible performance-based pricing
- Customized client solutions



25-POINT ENGAGEMENT
Dedicated, performance-based workforce assigned to complete defined deliverables
50-POINT ENGAGEMENT
Identifying, hiring and managing an entire workforce for a specific 24-month project
75-POINT ENGAGEMENT
Full-scale Managed Services Program, including proprietary workforce-optimization technology to coordinate the purchase and delivery of all contingent labor and professional services
100-POINT ENGAGEMENT
Partnering with Clear Point to outsource critical business function, such as call centers, third-party logistics, human resources, and claims administration

9

ClearPoint Historical Revenue(1)

Unaudited.

Unaudited.

12 months ended 6/30/06 is full year ended 12/31/05 plus 6 months ended 6/30/06 less 6 months ended 6/30/05.

175% 194% 194% 110%(3)

Y-o-Y Growth:

(2)

ClearPoint Gross Profit(1)

Unaudited.

Unaudited.

15.9% 21.2% 18.3% 18.3%(2)

Gross Profit Margin:

(2)

ClearPoint Adjusted EBITDA(1)

Unaudited. For a reconciliation of Adjusted EBITDA to Net Income, see Terra Nova’s form 8-K, Item 7.01 filed August 15, 2006.

Unaudited. For a reconciliation of Adjusted EBITDA to Net Income, see Terra Nova’s form 8-K, Item 7.01 filed August 15, 2006.

12 months ended 6/30/06 is full year ended 12/31/05 plus 6 months ended 6/30/06 less 6 months ended 6/30/05.

(2)(3)

2.1% 2.5% 6.4% 6.3%(2)(3)

Adj. EBITDA Margin:

ClearPoint Growth Opportunities

Continue to Grow the Business Process Outsourcing Segment of the Company

Continue to Grow the Business Process Outsourcing Segment of the Company

Develop new pricing and contracting methodologies with existing clients

Offer comprehensive value-added services to current clients

Expand VMS Offering to Additional Clients

Build on developed expertise and track record with recent implementations

Numerous clients have expressed interest in establishing VMS relationships based on this success

Further Penetration of Existing Clients

Numerous cross-selling opportunities exist within current client base

Numerous untapped contacts and buyers at existing customers

Strategic, Accretive Acquisitions

ClearPoint has successfully utilized business and asset acquisitions as a growth strategy throughout its history

Industry Overview

Domestic staffing market generated $81.9 billion of revenue in 2005

Domestic staffing market generated $81.9 billion of revenue in 2005

$69.5 billion from temporary and contract staffing

$12.4 billion from search and placement

Temporary and contract staffing increased by 10.5% in 2005

Average of 2.9 million people employed per day

U.S. Bureau of Labor Statistics estimates the workforce management industry to rank first in number of jobs created and third in growth rate over the next decade

Highly fragmented industry with top 10 companies controlling only 21.7% of the overall market

100 staffing companies with more than $100 million in revenue in 2005

Sources: The American Staffing Association, Staffing Industry Analyst, Inc. and U.S. Bureau of Labor Statistics

Highly

Highly

Increasing

Increasing

Attractive

Attractive

Large

Large

Temporary & Contract Staffing Sales Growth (1990-2005)

Projected Job Creation By Industry (2004-2014)

10.1%

Offices of physicians

Colleges, universities, and professional schools, private

Full-service restaurants

General medical and surgical hospitals, private

Limited-service eating places

Local government, excluding education and hospitals

Home Local government, educational services

Percentage

Percentage

Growth

37.0%

34.3%

16.6%

16.0%

15.9%

13.9%

Management, scientific and technical consulting services

60.5%

Employment Services

45.5%

Home healthcare services

69.5%

Source: U.S. Bureau of Labor Statistics

Number of Jobs Created

Merger Summary

ClearPoint’s stockholders will receive 5,997,727 shares of Terra Nova common stock at closing, subject to certain closing adjustments based on levels of funded debt and minimum levels of working capital and Adjusted EBITDA

ClearPoint’s stockholders will receive 5,997,727 shares of Terra Nova common stock at closing, subject to certain closing adjustments based on levels of funded debt and minimum levels of working capital and Adjusted EBITDA

Mike Traina and Chris Ferguson (who currently own 93% of ClearPoint’s shares) have agreed to take all stock at closing and have agreed not to sell any shares before April 18, 2008

Assuming no adjustments, the stockholders of ClearPoint will own approximately 47% of the total issued and outstanding common stock post-merger

ClearPoint stockholders are entitled to receive additional performance payments based on the shares trading at or above the Target Share Price as follows:

The board of directors of Terra Nova and all stockholders of ClearPoint unanimously supported the signing of the merger agreement

Benefits of the Merger

- Significantly strengthens ClearPoint's balance sheet
  - Elimination of expensive debt with ~$10 million left in cash
  - Positive effect on Net Income as interest expense and associated financing fees will be eliminated
- Increases access to capital while significantly lowering ClearPoint's cost of capital
  - The company will seek a Nasdaq listing upon closing
- Warrants provide potential future capital for continued growth
- Provides several benefits for ClearPoint's acquisition strategy
  - Strong balance sheet (cash, ability to leverage balance sheet, etc.)
  - Public stock as an acquisition currency
  - Private-to-public valuation arbitrage provides ample opportunities to create shareholder value through accretive acquisitions
- Increased ability to attract and retain talented managers through stock options
- Business development opportunities will benefit from enhanced profile as a publicly traded company

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Public Market Comparables & ClearPoint Valuation

($ in millions, except share price) Company	Ticker	Stock Price (8/14/06)	Equity Value	Total Enterprise Value ("TEV")	LTM EBITDA	TEV / LTM EBITDA	Revenue Growth	EBITDA Margin
RELEVANT COMPARABLES:								
Administaff Inc.	ASF	$35.68	$999.4	$812.3	$72.3	11.2x	97.6%	1.1%
CDI Corp.	CDI	$20.65	$413.1	$398.6	$38.8	10.3x	11.7%	3.2%
MPS Group Inc.	MPS	$13.78	$1,427.2	$1,297.1	$121.2	10.7x	8.9%	6.9%
On Assignment Inc.	ASGN	$9.05	$237.2	$214.4	$12.7	16.9x	27.9%	4.8%
Providence Service Corp.	PRSC	$23.90	$287.2	$298.1	$20.2	14.8x	41.8%	12.9%
				Mean		12.8x	37.6%	5.8%
				Median		11.2x	27.9%	4.8%
GROWTH & MARGIN (Human Capital & Employment Services Companies With >15% Revenue Growth AND >4% EBITDA Margins):								
AMN Healthcare Services Inc.	AHS	$21.92	$701.4	$913.6	$74.4	12.3x	43.0%	8.2%
Comsys IT Partners, Inc.	CITP	$15.12	$285.1	$419.5	$42.3	9.9x	19.8%	6.0%
Korn/Ferry International	KFY	$18.33	$786.9	$564.8	$87.2	6.5x	15.8%	15.8%
Labor Ready Inc.	LRW	$15.79	$833.2	$678.0	$114.1	5.9x	20.6%	8.6%
Monster Worldwide Inc.	MNST	$38.79	$4,979.4	$4,617.3	$253.7	18.2x	24.0%	23.2%
On Assignment Inc.	ASGN	$9.05	$237.2	$214.4	$12.7	16.9x	27.9%	4.8%
Providence Service Corp.	PRSC	$23.90	$287.2	$298.1	$20.2	14.8x	41.8%	12.9%
Resources Connection Inc.	RECN	$22.53	$1,080.6	$986.5	$99.3	9.9x	17.9%	15.7%
Robert Half International Inc.	RHI	$31.57	$5,408.3	$4,884.1	$478.6	10.2x	20.6%	13.0%
Taleo Corp.	TLEO	$8.60	$163.5	$101.6	$5.7	17.9x	30.0%	6.9%
51job Inc.	JOBS	$13.85	$382.8	$281.2	$19.3	14.6x	19.7%	25.1%
				Mean		12.5x	25.6%	12.7%
				Median		12.3x	20.6%	12.9%
				Overall Mean		12.6x	29.3%	10.6%
				Overall Median		11.8x	22.3%	8.4%
ClearPoint - Acquisition Price(1)		$5.20	$31.2	$46.2	$7.1	6.5x	109.6%	6.3%

(1) Terra Nova closing share price prior to announcement (8/9/2006) was $5.20. Assumes 5,997,727 shares and $15,000,000 of debt for ClearPoint.

Note: The above comparables do not include RemedyTemp, Inc. (NASDAQ:REMX), which was acquired for cash in May 2006 by Select Personnel Services for $142 million of Total Enterprise Value (implying a TEV/LTM EBITDA multiple of 21.2x).

Note: Source for all: Capital IQ and Terra Nova's August 2006 8-K.

Note: Data as of 8/14/2006.

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clearpoint

Investment Conclusions

Solid financial track record has included high growth in revenue and Adjusted EBITDA and expanding margins

Solid financial track record has included high growth in revenue and Adjusted EBITDA and expanding margins

Large, fragmented industry with attractive growth and demographics

Successful experience in sourcing, valuing, structuring and integrating acquisitions

Strong and experienced management team that created significant shareholder value with limited equity and expensive debt

Transaction provides management team with a strong balance sheet and low cost of capital

Attractive valuation compared to publicly traded comparables and transaction comparables